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T. Rowe Price Developing Technologies Fund, Inc.


T. Rowe Price Global Technology Fund, Inc.


T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Developing Technologies Fund, Inc.
   T. Rowe Price Global Technology Fund, Inc.

 Supplement to prospectuses dated May 1, 2002
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 Effective January 1, 2003, the following footnotes are added to the ^Fees and
 Expenses of the Funds^ tables in the prospectuses to reflect the extension of each fund^s expense ratio limitation:


 Developing Technologies Fund

 Effective January 1, 2003, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through April 30, 2005, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to
 T. Rowe Price by the fund whenever the fund^s expense ratio is below 1.50%; however, no reimbursement will be made after April 30, 2007, or if it would result in the expense ratio exceeding 1.50%. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.


 Global Technology Fund

 Effective January 1, 2003, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through April 30, 2005, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to
 T. Rowe Price by the fund whenever the fund^s expense ratio is below 1.50%; however, no reimbursement will be made after April 30, 2007, or if it would result in the expense ratio exceeding 1.50%. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

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 The date of the above supplement is January 1, 2003.
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T. Rowe Price Industry-Focused Equity Funds
   T. Rowe Price Financial Services Fund, Inc.

 Supplement to prospectus dated May 1, 2002
--
 Effective October 31, 2002, the Portfolio Management paragraph regarding the Financial Services Fund on page 35 of the prospectus is replaced with the following:

   Portfolio Management
   Financial Services Fund Michael W. Holton, Chairman, Jeffrey A. Arricale, Anna M. Dopkin, Joseph M. Milano, Larry J. Puglia, Robert W. Sharps, William
   J. Stromberg, and J. David Wagner. Mr. Holton was elected chairman of the fund^s committee in 2002. He joined T. Rowe Price in 1995 as a research analyst.
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 The date of the above supplement is October 31, 2002.
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                                                                  C06-041 1/1/03